Exhibit 10.1
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Graphics Omitted

                                LEASE AGREMEENT



THIS AGREEMENT OF LEASE ENTERED INTO AT LAHRE THIS 1ST DAY OF AUGUST 2000
                                    BETWEEN

Mrs. Samina Hijab W/O Masood Llahi through General Power of Attorney Mr. Ibrar Ahmad S/O Nissar Ahmad Malik resident of 4-Tariq Block, New Garden Town, Lahore, hereinafter called the Lessor, which expression shall unless repugnant to the context means and include here legal heirs, executor, administrators and assignees, party of the ONE PART.

                                      AND

ESSENTIAL-TEC (PVT) LTD 458-K MODEL TOWN, EXT, LAHRORE hereinafter called the LESSEE, which shall unless repugnant to the context means and include here legal heirs, executor, administrators and assignees, party of the OTHER PART.

WHEREAS the party of the ONE PART is the absolute owner of the property No-458-K, Model Town, Ext. Lahore and she have full authority to let the house. This house is taken for Office but there will be no Public dealing in that office and no signboard will be placed outside the building.

AND WHEREAS the party of the ONE PART has decided to lease the above mentioned property in favour of the LESSEEE for a period of eleven (11) months with effect from 1st August 2000 and the lessee is desirous of taking on lease the said premises to have residence therein on such terms and conditions as indicated herein below.

This  agreement  witnesseth  as  follows:

     1. That the property has been leased to the LESSEE for a period of eleven months commencing from 1st August, 2000 and expiring 1st July, 2001 at a monthly rent of Rs, 2480/.

                                   /s/               /s/
                                   ____________      ___________
                                   Lessor             Lessee

     2. That an advance rent for the entire period of Six months amounting Rs. 149040/- has been paid by the LESSEE to the PARTY ONE.

     3. That the LESSEE has paid the sum of Rs 50,000/- as security Deposit which will be refunded by the LESSOR to the LESSEEE at the time of vacation of the premises (including in the payment at to Page 2 above).

     4. That the period of the lease will commence from 1st July 2000 and shall be terminated on 31st May, 2001. The renewal of the lease can be effected by the parties by their mutual consent only though agreement. In case the lessee intends to vacant the premises before the maturity of the agreement he will give clear 2 months notice to the lessor in advance.

     5. That the vacant physical possession of the property shall be handed over to the LESSOR on termination of the lease expiring on 31st May 2001, the LESSEE will handover the possession to the party of the ONE PARTY unless the lease is renewed for further period. If a two month notice from with party is not given at the expiry of this agreement the contract will assumed as renewed automatically @ 8% increase in monthly rent effective thereof i.e. from 1st July 2001 on yearly basic this 8% applicable on the original Rent Rs 268271/- and increase added every year i.e on 1st August each year.

     6. That the lease is nit entitles to make any alterations or additions etc. in the premises without prior written consent of the LESSOR.

     7. That the LESSEE is responsible for the safe custody of all fixtures fittings, installation and in case of any damage caused to the fixtures etc it will be repaired or replaced at the cost of the LESSEE (Inventory of fixtures etc to be prepared signed by both the parties before occupation which shall become part of this agreement) shall maintain Garden, Plats, plague, etc. Rocky.


                                   /s/               /s/
                                   ____________      ___________
                                   Lessor             Lessee

8. That the LESSEE shall Hanover the vacant possession of the premises at the time of vacation to the LESSOR or her authorized agent on a valid receipt. The LESSEE shall not be entitled to sublet the premises to anyone else.

9. That the LESSEE will also pay essential service bills the Water, Electricity, Sui, Gas and Telephone charges to the respective departments directly in addition to the above mentioned monthly rent and provide the copy of receipts to the LESSOR.

10. That he lease can be terminated by the either party by giving two months notice without assigning any reason. In such event the Lessor will return to the Lessee the balance for UNUTILIZED period of the advance rent, promptly on such termination.

11. The Lessee will Handover the House to the LESSOR in the same condition, he had taken over at the time of occupancy.

IN WITNESS WHEREOF, the parties have set and subscribed their hands hereunder at Lahore on the day and year mentioned above.




/s/                                   /s/
_______________________                ______________________
Lessor                                 Lessee




Witness:


1_______________________             2. ______________________